UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6506

Intermediate Muni Fund, Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  December 31
Date of reporting period: December 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Annual Report to Stockholders is filed herewith.

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                                  INTERMEDIATE
                                 MUNI FUND, INC.

                               [GRAPHIC OMITTED]

                                                        Annual Report
                                                        December 31, 2003

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

================================================================================
                                 WHAT'S INSIDE
================================================================================

Letter from the Chairman ..................................................    1

Manager Overview ..........................................................    2

Schedule of Investments ...................................................    7

Statement of Assets and Liabilities .......................................   18

Statement of Operations ...................................................   19

Statements of Changes in Net Assets .......................................   20

Notes to Financial Statements .............................................   21

Financial Highlights ......................................................   26

Independent Auditors' Report ..............................................   28

Financial Data ............................................................   29

Additional Information ....................................................   30

Tax Information ...........................................................   33

Dividend Reinvestment Plan ................................................   34

================================================================================
                            LETTER FROM THE CHAIRMAN
================================================================================


[PHOTO OMITTED]

R. JAY GERKEN, CFA

Chairman, President and
Chief Executive Officer

Dear Shareholder,

I am pleased to provide you with the shareholder letter for the Intermediate Muni Fund, Inc. for the 12 months ended December 31, 2003. After a formidable run, municipal bonds lost some of the gains they had generated earlier in the year as signs of a sharp pick-up in the pace of economic growth exerted pressure on U.S. Treasuries and other fixed-income markets. Although many municipalities grappled with budgetary pressures brought on by the weak economy, tax revenues reportedly grew during the third quarter of 2003.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to see how those conditions may have affected fund performance.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,


/s/ R. Jay Gerkin


R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 12, 2004


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Intermediate Muni Fund, Inc.                                                   1

================================================================================
                                MANAGER OVERVIEW
================================================================================


[PHOTO OMITTED]

PETER M. COFFEY

Vice President


Performance Review

During the 12 months ended December 31, 2003, the fund returned 13.33%, based on its American Stock Exchange ("AMEX") market price and 6.22% based on its net asset value ("NAV")(i) per share. In comparison, the Lehman Brothers Municipal Bond Index(ii) returned 5.31%, and the fund's Lipper general municipal debt (leveraged) closed-end funds category average was 8.53% over the same time frame.(iii) Please note that Lipper performance returns are based on each fund's NAV.

During the period we structured the fund to be less susceptible to rising interest rates by placing an emphasis on bonds with higher coupons, maintaining a lower average life, and selling U.S. Treasury futures to hedge the portfolio against interest rate risk.(iv) This lower-duration strategy at times limited the fund's full participation in market rallies such as during the first half of the year, which detracted from the fund's performance versus many of its peers. However, it helped reduce its volatility during the period, which favorably contributed to its performance during periods when long-term bond yields were rising, particularly during the sharp spike in yields the market experienced from mid-June through the end of July. Sector- and security-specific factors also impacted the fund's relative performance. The effect of leveraging positively impacted the fund's performance over the period.

--------------------------------------------------------------------------------
                                FUND PERFORMANCE
                            AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                   Annualized                     12 Month
 Price Per Share               Distribution Yield               Total Return
--------------------------------------------------------------------------------
$10.26 (NAV)                         5.96%                          6.22%
--------------------------------------------------------------------------------
$10.19 (AMEX)                        6.01%                         13.33%
--------------------------------------------------------------------------------
Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional common shares. Annualized distribution yield is the common shareholders' current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution yield assumes a current monthly income dividend rate of $0.051 for 12 months. This rate is as of December 31, 2003 and is subject to change.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
2                                                             2003 Annual Report

During the 12-month period, the fund distributed dividends to shareholders totaling $0.61 per common share. The performance table shows the fund's 12-month total return based on its NAV and market price as of December 31, 2003. Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser. Past performance is not indicative of future results.

Market Overview

During the spring many states continued to wrestle with addressing budgetary challenges stemming from a faltering economy. In an effort to jumpstart the economy, the Fed cut its target for the federal funds rate,(v) which dropped to its lowest level since the Eisenhower Administration.

U.S. Treasury bonds subsequently sold off, particularly in July, as signs emerged that economic growth was more robust than previously thought, which triggered concerns that inflation could pick up. Bond prices have typically performed less favorably during times when inflation concerns arise. However, municipal bonds collectively held up better than Treasury bonds during this tumultuous time. Although the U.S. Treasury bond market regained some of its footing in September, bonds collectively vacillated during the fall as third-quarter economic indicators showed stronger-than-expected results.

Despite an improving economy and vibrant stock market, investors' interest in tax-exempt municipal bonds held firm over 2003 as the Fed signaled that it was is no hurry to raise short-term interest rates. Consequently, investors gravitated to the municipal bond market as higher-rated issues offered favorable taxable equivalent yields(vi) compared to comparable-maturity U.S. Treasuries and Agencies.(vii)

Additionally, 2003 was a banner year for municipalities in terms of bond issuance. Municipalities collectively issued over $380 billion of debt to fund new projects and refinance outstanding bonds.(viii) Tax-exempt new issue volume exceeded last year's previous record of approximately $358 billion.(viii) Despite historically low nominal yields, demand was strong as property and casualty insurance companies, institutions and individual investors combined to absorb the massive supply.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                   3

Selection of Municipal Bonds

The fund has invested primarily in revenue bonds, which generally provide higher yields than general obligation ("GO") bonds. While the creditworthiness of revenue bonds is less correlated to tax receipts than GOs because revenue issues are backed by revenue streams of specific projects, GOs are considered safer because they are backed by the full faith and credit of the issuing state or municipality. At the end of the year, the portfolio's heaviest exposure was to revenue bonds in the hospital, education, water and sewer, and transportation sectors.

While a few holdings suffered substantial price declines due to credit-quality deterioration since our last report at mid-year 2003, the impact on NAV was offset by significant appreciation in other holdings that have benefited from improving economic conditions.

We remain fairly defensive in terms of interest rate risk. Even though recent employment results have been lackluster and inflation has so far remained contained, interest rates have remained quite low by historical standards and the economy has continued to exhibit strong growth.

Looking for Additional Information?

The fund is traded under the symbol "SBI" and its closing market price is available in most newspapers under the American Stock Exchange listings. The daily NAV is available online under symbol XSBIX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly allocation press release that can be found on most major financial web sites as well as www.citigroupassetmanagement.com.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund's current net asset value, market price and other information.


--------------------------------------------------------------------------------
4                                                             2003 Annual Report

Thank you for your investment in the Intermediate Muni Fund, Inc. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,


/s/ Peter M. Coffey


Peter M. Coffey
Vice President

January 12, 2004


The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. Please refer to pages 7 through 15 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

i NAV is a price that reflects the value of the fund's underlying portfolio plus other assets, less the fund's liabilities. However, the price at which an investor may buy or sell common shares of the fund is at the fund's market price as determined by supply of and demand for the fund's common shares, which may be more or less than the fund's NAV.
ii The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.
iii Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the 64 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any.
iv Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.
v The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
vi The taxable equivalent yield applies to income taxation on a federal (not state and local) level. This yield would be slightly lower for an investor below the federal income tax bracket of 31% and slightly higher for an investor in a higher tax bracket.
vii The face-value principal and coupon payments of U.S. Government bonds, in contrast to municipals, are guaranteed by full faith and credit of the U.S. Government.
viii  Source: Lehman Brothers


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Intermediate Muni Fund, Inc.                                                   5

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Take Advantage of the Fund's Dividend Reinvestment Plan!

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), PFPC Inc. ("Plan Agent") will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 34. To find out more detailed information about the Plan and about how you can participate, please call PFPC Inc. at (800) 331-1710.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
6                                                             2003 Annual Report

================================================================================
Schedule of Investments                                        December 31, 2003
================================================================================

    FACE
   AMOUNT     RATING(a)                       SECURITY                                            VALUE
==========================================================================================================
Education -- 13.9%
  $3,000,000  AAA       Alabama State Public School & College Authority Revenue,
                           5.125% due 11/1/15                                                 $  3,274,770
   1,000,000  A2*       Arizona Educational Loan Marketing Corp., Educational Loan
                           Revenue, Sub-Series, 6.625% due 9/1/05 (b)                            1,006,500
   1,000,000  Aaa*      Athens, GA Housing Authority, Student Housing Lease
                           Revenue, (University of Georgia - East Campus Project),
                           AMBAC-Insured, 5.250% due 12/1/23                                     1,063,530
     800,000  AAA       Ball State University of Indiana, University Revenue, Series K,
                           FGIC-Insured, 5.750% due 7/1/20                                         898,384
                        Colorado Educational and Cultural Facilities Authority Revenue,
                           Charter School:
   1,000,000  Baa3*           Community Education Center, (Bromley East Project A),
                                 7.000% due 9/15/20 (c)                                          1,042,030
     500,000  Baa2*           University Lab School Project, 6.125% due 6/1/21                     509,635
   1,065,000  AAA       Conneaut, PA School District, AMBAC-Insured,
                           9.500% due 5/1/12 (c)+                                                1,353,232
                        Greenville County, SC School District, Installment Purchase
                           Revenue, (Building Equity Sooner for Tomorrow Project):
   2,000,000  AA-             5.875% due 12/1/19 (c)                                             2,271,600
   2,000,000  AA-             6.000% due 12/1/21 (c)                                             2,212,800
     500,000  BBB       Illinois Development Finance Authority Revenue, (Chicago
                           Charter School Foundation Project A), 5.250% due 12/1/12                522,755
   1,000,000  AAA       Jenison, MI Public Schools, FGIC-Insured, 5.500% due 5/1/20              1,106,700
     500,000  NR        Los Angeles, CA School District, MBIA-Insured,
                           9.058% due 7/1/18                                                       612,660
     500,000  A         Massachusetts State Development Finance Agency Revenue,
                           Curry College, Series A, ACA-Insured, 6.000% due 3/1/20                 550,685
   1,450,000  AAA       Morgan Hill, CA School District, FGIC-Insured,
                           5.750% due 8/1/17                                                     1,652,420
                        NebHELP Inc. Revenue, NE, MBIA-Insured:
   1,000,000  Aaa*         Jr. Sub-Series A-6, 6.450% due 6/1/18 (b)                             1,114,770
   1,900,000  Aaa*         Sr. Sub-Series A-5A, 6.200% due 6/1/13 (b)                            2,093,249
     500,000  A3*       New England Education Loan Marketing Corp., MA Student
                           Loan Revenue, Sub-Issue H, 6.900% due 11/1/09 (b)                       575,700
     630,000  A++        New Mexico Educational Assistance Foundation, Student Loan
                           Revenue, First Sub-Series A-2, 5.950% due 11/1/07 (b)                   660,530
   1,000,000  AAA       Philadelphia, PA School District, Series A, FSA-Insured,
                           5.500% due 2/1/23                                                     1,083,890
   1,350,000  AAA       Pittsburgh, PA School District, FSA-Insured,
                           5.375% due 9/1/16                                                     1,566,377
   1,000,000  AAA       Southwest Higher Education Authority Inc., TX, (Southern
                           Methodist University Project), AMBAC-Insured,
                           5.500% due 10/1/19                                                    1,117,430
----------------------------------------------------------------------------------------------------------
                                                                                                26,289,647
----------------------------------------------------------------------------------------------------------
General Obligation -- 9.5%
     500,000  AAA       Anchorage, AK GO, Refunding, FGIC-Insured,
                           6.000% due 10/1/14                                                      601,590
   1,000,000  AA        Central Falls, RI GO, 5.875% due 5/15/15                                 1,147,050

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                   7

================================================================================
Schedule of Investments (continued)                            December 31, 2003
================================================================================

    FACE
   AMOUNT     RATING(a)                       SECURITY                                            VALUE
==========================================================================================================
General Obligation -- 9.5% (continued)
$  1,000,000  AA        Harvey, IL GO, Refunding, 6.700% due 2/1/09                           $  1,060,030
   1,310,000  AAA       Kane County, IL GO, FGIC-Insured, 5.500% due 1/1/14                      1,482,278
   1,130,000  Aaa*      Lancaster, MA GO, AMBAC-Insured, 5.375% due 4/15/17                      1,259,295
   1,500,000  AAA       Massachusetts State GO, MBIA-Insured, FLAIRS,
                           9.285% due 5/1/09 (d)                                                 2,007,780
   1,000,000  Aaa*      Memphis, MI GO, FGIC-Insured, 5.150% due 5/1/19 (c)                      1,061,940
   2,400,000  Aa2*      Minnehaha County, SD GO, Limited Tax Certificates,
                           5.625% due 12/1/20 (c)                                                2,672,904
   2,000,000  AAA       Montgomery County, MD GO, Refunding, 5.250% due 10/1/14                  2,260,760
   3,010,000  AA+       Ohio State GO, (Conservation Projects), Series A,
                           5.250% due 9/1/13                                                     3,360,785
   1,000,000  AAA       Saraland, AL GO, MBIA-Insured, 5.250% due 1/1/15                         1,108,250
----------------------------------------------------------------------------------------------------------
                                                                                                18,022,662
----------------------------------------------------------------------------------------------------------
Hospital -- 24.7%
     170,000  AAA       Anderson County, SC Hospital Facilities Revenue,
                           7.125% due 8/1/07+                                                      187,692
   1,500,000  BBB++     Arkansas State Development Finance Authority, Hospital
                           Revenue, Washington Regional Medical Center,
                           7.000% due 2/1/15                                                     1,636,485
     402,500  AAA       Birmingham, AL Medical Clinic Board Revenue, Baptist
                           Medical Centers, 8.300% due 7/1/08+                                     463,137
     650,000  AAA       Calcasieu Parish, LA Memorial Hospital Service District
                           Hospital Revenue, (Lake Charles Memorial Hospital Project),
                           Series A, CONNIE LEE-Insured, 7.500% due 12/1/05                        718,855
   1,160,000  NR        California Statewide COP, Community Development Authority
                           Revenue Refunding, Hospital Triad Healthcare,
                           (Pre-Refunded -- Escrowed with state and local government
                           securities to 8/1/04 Call @ 100), 6.250% due 8/1/06                   1,238,381
     650,000  A-        Chatham County, GA Hospital Authority Revenue, Memorial
                           Health Medical Center, Series A, 6.000% due 1/1/17                      703,118
     305,000  A-        Colorado Health Facilities Authority Revenue, Rocky Mountain
                           Adventist Health Center, 6.250% due 2/1/04+                             305,912
   2,000,000  AA        Connecticut State Health & Educational  Facilities Authority
                           Revenue, Bristol Hospital, Series B, 5.500% due 7/1/21 (c)            2,177,100
   1,770,000  BBB       Cuyahoga County, OH Hospital Facility Revenue, (Canton Inc.
                           Project), 6.750% due 1/1/10                                           1,976,948
     710,000  BBB       Denver, CO Health & Hospital Authority Healthcare Revenue,
                           Series A, 6.250% due 12/1/16                                            758,713
   1,200,000  AA        Harris County, TX Health Facilities Developmental Corp.
                           Revenue, Methodist Hospital, 0.780% due 12/1/32                       1,200,000
   1,000,000  AAA       Harris County, TX Hospital District Revenue Refunding,
                           MBIA-Insured, 6.000% due 2/15/15                                      1,171,400
   2,000,000  BBB+      Hawaii State Department of Budget & Finance, Special
                           Purpose Revenue, Kapiolani Health Care System,
                           6.400% due 7/1/13                                                     2,049,560
   1,420,000  Baa1*     Henderson, NV Health Care Facility Revenue, Catholic
                           Healthcare West, Series A, 6.200% due 7/1/09                          1,590,315

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                                             2003 Annual Report

================================================================================
Schedule of Investments (continued)                            December 31, 2003
================================================================================

    FACE
   AMOUNT     RATING(a)                       SECURITY                                            VALUE
==========================================================================================================
Hospital -- 24.7% (continued)
                        Illinois Health Facilities Authority Revenue:
$    625,000  AAA          Methodist Medical Center Project, 9.000% due 10/1/10+              $    745,112
     750,000  AAA          Ravenswood Hospital Medical Center Project,
                              7.250% due 8/1/06 (d)+                                               813,330
   1,300,000  BBB       Illinois Health Facilities Authority Revenue Refunding,
                           Friendship Village of Schaumburg, 6.650% due 12/1/06                  1,307,215
   1,000,000  A1*       Iowa Finance Authority Health Care Facilities Revenue,
                           Genesis Medical Center, 6.250% due 7/1/20                             1,058,300
   1,200,000  BBB+++    Klamath Falls, OR Intercommunity Hospital Authority Revenue,
                           (Merle West Medical Center Project), 8.000% due 9/1/08+               1,395,168
     290,000  AAA       Lake County, OH Hospital Improvement Revenue, (Lake
                           County Memorial Hospital Project), 8.625% due 11/1/09+                  349,401
   1,625,000  NR        Lee Memorial Health System Board of Directors, FL Hospital
                           Revenue, FSA-Insured, FLAIRS, 10.238% due 4/1/10 (d)                  2,069,372
     405,000  A-++      Lees Summit, MO IDA, Health Facilities Revenue, (John Knox
                           Village Project), 5.750% due 8/15/11                                    445,225
     270,000  AAA       Lima, OH Hospital Revenue, St. Rita Hospital of Lima,
                           7.500% due 11/1/06+                                                     297,707
      15,000  NR        Loma Linda, CA Community Hospital Corporation Revenue,
                           8.000% due 12/1/08                                                       18,721
   1,230,000  NR        Los Angeles, CA COP, Hollywood Presbyterian Medical Center,
                           9.625% due 7/1/13+                                                    1,656,958
     165,000  AAA       Louisiana Public Facilities Authority Hospital Revenue
                           Refunding, (Southern Baptist Hospital Inc. Project),
                           8.000% due 5/15/12+                                                     203,331
     330,000  AAA       Madison County, IN Industrial Hospital Authority Facilities
                           Revenue, (Community Hospital of Anderson Project),
                           9.250% due 1/1/10+                                                      400,204
                        Maricopa County, AZ Hospital Revenue:
     180,000  AAA          Samaritan Health Service, 7.625% due 1/1/08+                            198,317
     860,000  AAA          St. Luke's Hospital Medical Center Project,
                              8.750% due 2/1/10+                                                 1,031,011
   1,000,000  AAA       Maryland State Health & Higher Education Facilities Authority
                           Revenue Refunding, (Mercy Medical Center Project),
                           FSA-Insured, 6.500% due 7/1/13                                        1,210,580
     370,000  AAA       Massachusetts State Development Finance Agency Revenue,
                           Series A, GNMA-Collateralized, 6.700% due 10/20/21                      426,136
                        Massachusetts State Health & Educational Facilities Authority
                           Revenue:
                              Caritas Christi Obligation, Series B:
   2,000,000  BBB                6.500% due 7/1/12 (c)                                           2,076,480
     835,000  BBB                6.750% due 7/1/16 (c)                                             862,121
   1,000,000  Baa2*           Milford-Whitinsville Regional Hospital, Series D,
                                 6.500% due 7/15/23                                              1,038,060
   1,000,000  BBB+++          Winchester Hospital, Series E, 6.750% due 7/1/30                   1,067,120
   1,220,000  AAA       Massachusetts State Industrial Finance Agency, Assisted
                           Living Facility Revenue, (Arbors at Amherst Project),
                           GNMA-Collateralized, 5.750% due 6/20/17 (b)(c)                        1,360,581

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                   9

================================================================================
Schedule of Investments (continued)                            December 31, 2003
================================================================================

    FACE
   AMOUNT     RATING(a)                       SECURITY                                            VALUE
==========================================================================================================
Hospital -- 24.7% (continued)
$  1,000,000  A         Michigan State Hospital Finance Authority Revenue, Oakwood
                           Obligated Group, 5.500% due 11/1/18 (c)                            $  1,033,640
      60,000  Aaa*      Nacogdoches County, TX Hospital District Revenue,
                           9.000% due 5/15/04+                                                      60,000
     960,000  A-        New Hampshire Health & Educational Facilities Authority
                           Revenue, Covenant Healthcare System, 6.500% due 7/1/17                1,069,718
   1,135,000  NR        New York City, NY IDA, Civic Facilities Revenue Refunding, (New
                           York Community Hospital Brooklyn), 6.875% due 11/1/10                 1,157,961
   2,000,000  B1*       Oklahoma Developmental Finance Authority Revenue Refunding,
                           Hillcrest Healthcare System, Series A, 5.625% due 8/15/19             1,588,140
                        Orange County, FL Health Facilities Authority Revenue:
                           Adventist Health Care:
   1,500,000  A               6.250% due 11/15/24                                                1,636,125
     510,000  AAA             Southern Adventist Hospital Project, 8.750% due 10/1/09+             616,187
     865,000  NR           First Mortgage, Health Care Facilities, 8.750% due 7/1/11               871,090
                        Philadelphia, PA Hospitals Authority Revenue:
     155,000  AAA          Thomas Jefferson University Hospital, 7.000% due 7/1/08+                173,285
     640,000  Aaa*         United Hospital Inc. Project, (Call 7/1/05 @ 100),
                              10.875% due 7/1/08 (e)                                               712,787
   1,000,000  NR        Rainbow City, AL Special Health Care Facilities Financing
                           Authority, (Regency Pointe Inc.), Series B, 7.250% due 1/1/06         1,009,790
     120,000  AAA       San Leandro, CA Hospital Revenue, Vesper Memorial Hospital,
                           AMBAC-Insured, 11.500% due 5/1/11+                                      163,762
     145,000  Aaa*      Tarrant County, TX Hospital Authority Revenue, Adventist
                           Health System-Sunbelt, 10.250% due 10/1/10                              186,587
     365,000  NR        Tom Green County, TX Hospital Authority, 7.875% due 2/1/06+                388,778
----------------------------------------------------------------------------------------------------------
                                                                                                46,875,916
----------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 4.6%
   1,000,000  A3*       Bexar County, TX Housing Finance Corp., Multi-Family Housing
                           Revenue Refunding, Nob Hill Apartments, Series A,
                           6.000% due 6/1/21                                                     1,032,560
     320,000  AAA       Charlotte, NC Mortgage Revenue Refunding, Double Oaks
                           Apartments, Series A, FHA-Insured, 7.300% due 11/15/07                  349,728
     490,000  Baa1*     Dallas, TX Housing Corp., Capital Projects Refunding,
                           7.700% due 8/1/05                                                       490,200
                        El Paso County, TX Housing Finance Corp., Multi-Family
                           Housing Revenue:
     360,000  A3*             American Village Communities, Series A,
                                 6.250% due 12/1/24                                                370,361
     280,000  Baa3*           La Plaza Apartments, Sub-Series C, 8.000% due 7/1/30                 285,592
     585,000  AAA       Grand Prairie, TX Housing Finance Corp., Multi-Family
                           Housing Revenue, (Landings of Carrier Project A),
                           GNMA-Collateralized, 6.650% due 9/20/22                                 658,236
     100,000  AA-       Hudson County, NJ Improvement Authority, Multi-Family
                           Housing Revenue, (Observer Park Project), Series A,
                           FNMA-Collateralized, 6.600% due 6/1/04 (b)                              101,430

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                                            2003 Annual Report

================================================================================
Schedule of Investments (continued)                            December 31, 2003
================================================================================

    FACE
   AMOUNT     RATING(a)                       SECURITY                                            VALUE
==========================================================================================================
Housing: Multi-Family -- 4.6% (continued)
$  1,175,000  A3*       Lubbock, TX Housing Finance Corp., Multi-Family Housing
                           Revenue, (Las Colinas Quality Creek Apartments),
                           6.000% due 7/1/22                                                  $  1,206,396
     500,000  Aaa*      Maricopa County, AZ IDA, Multi-Family Housing Revenue,
                           (Bay Club at Mesa Cove Project), Series A, MBIA-Insured,
                           5.700% due 9/1/20                                                       500,635
     570,000  A2*       McMinnville, TN Housing Authority Revenue Refunding,
                           First Mortgage, Beersheba Heights, 6.000% due 10/1/09 (c)               614,996
                        Mount Vernon, IL Elderly Housing Corp., First Lien Revenue:
     200,000  Ba3*         7.875% due 4/1/04                                                       200,622
     215,000  Ba3*         7.875% due 4/1/05                                                       215,426
     235,000  Ba3*         7.875% due 4/1/06                                                       235,404
     250,000  Ba3*         7.875% due 4/1/07                                                       250,418
     270,000  Ba3*         7.875% due 4/1/08                                                       270,405
                        Tarrant County, TX Housing Finance Corp. Revenue,
                           Multi-Family Housing, Westridge:
     100,000  Ba3*            Sr. Series A, 6.000% due 6/1/21                                       84,917
     470,000  Caa1*           Sub-Series C, 8.500% due 6/1/31                                      352,486
     470,000  BBB++     Tulsa, OK Housing Assistance Corp., Multi-Family Revenue,
                           7.250% due 10/1/07 (b)                                                  470,578
   1,000,000  NR        Village Community Development, District No. 5, FL Special
                           Assessment Revenue, 6.000% due 5/1/22                                 1,011,400
----------------------------------------------------------------------------------------------------------
                                                                                                 8,701,790
----------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 1.1%
     155,000  AAA       Cabell, Putnam & Wayne Counties, WV Single-Family Residence
                           Mortgage Revenue, FGIC-Insured, 7.375% due 4/1/10+                      177,988
      20,000  AA        Juneau, AK City & Borough Home Mortgage Revenue
                           Refunding, Mortgage-Backed Securities Program,
                           FNMA-Collateralized, 8.000% due 2/1/09                                   20,013
     470,000  AA        Massachusetts State Housing Finance Agency, Single-Family
                           Housing Revenue, Series 38, 7.200% due 12/1/26 (b)                      485,660
     120,000  AAA       Missouri State Housing Development Community Mortgage
                           Revenue, Series C, GNMA/FNMA-Collateralized,
                           7.450% due 9/1/27 (b)                                                   126,006
     210,000  AAA       Pima County, AZ IDA, Single-Family Mortgage Revenue,
                           Series A, GNMA/FNMA/FHLMC-Collateralized,
                           7.100% due 11/1/29 (b)                                                  225,664
     315,000  NR        San Leandro, CA Redevelopment Agency, Residential Mortgage
                           Revenue, (Call 10/1/04 @ 100), 11.250% due 4/1/13 (e)                   337,384
      85,000  AAA       St. Louis County, MO Single-Family Mortgage Revenue,
                           MBIA-Insured, 6.750% due 4/1/10                                          88,800
     525,000  AAA       Texas State Department of Housing and Community Affairs,
                           Home Mortgage Revenue, RIBS, Series C-2, GMNA/FNMA/
                           FHLMC-Collateralized, 11.822% due 7/2/24 (b)(d)                         571,557
----------------------------------------------------------------------------------------------------------
                                                                                                 2,033,072
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  11

================================================================================
Schedule of Investments (continued)                            December 31, 2003
================================================================================

    FACE
   AMOUNT     RATING(a)                       SECURITY                                            VALUE
==========================================================================================================
Industrial Development -- 7.1%
$  1,000,000  NR        Alaska Industrial Development & Export Authority Revenue,
                           Williams Lynxs Alaska Cargoport, 8.000% due 5/1/23 (b)             $  1,041,880
     535,000  C*        Bourbonnais, IL IDR Refunding, (Kmart Corp. Project),
                           6.600% due 10/1/06 (f)                                                  107,000
   1,500,000  AAA       Des Moines, IA IDR Refunding, (The Printer Inc. Project),
                           LOC-Mercantile Bank/FHLB, 6.375% due 9/1/09 (c)                       1,512,255
   2,000,000  A-++      LaCrosse, WI Resource Recovery Revenue Refunding,
                           (Northern States Power Co. Project), 6.000% due 11/1/21 (b)           2,059,600
   1,300,000  AA        Massachusetts State Development Finance Agency Revenue,
                           Worcester Redevelopment Authority Issue, 6.000% due 6/1/24,
                           mandatory tender 6/1/04                                               1,446,367
   1,365,000  AA        Northampton County, PA IDA Revenue, (Moravian Hall Square
                           Project), 5.500% due 7/1/19                                           1,474,787
      55,000  AAA       Oklahoma State Industrial Authority Revenue, Oklahoma Health
                           Care Corp., Series A, FGIC-Insured, (Call 5/1/07 @ 100),
                           9.125% due 11/1/08 (e)                                                   64,885
   1,000,000  AAA       Pennsylvania State IDR, Economic Development Revenue,
                           AMBAC-Insured, 5.500% due 7/1/21                                      1,105,050
   1,000,000  B2*       Rockbridge County, VA IDA Revenue, Virginia Horse Center,
                           Series C, 6.850% due 7/15/21                                            937,150
     795,000  A         South Dakota Economic Development Finance Authority,
                           Economic Development Revenue, APA Optics, Series A,
                           6.750% due 4/1/16 (b)                                                   862,249
   1,280,000  NR        Suffolk County, NY IDA, Civic Facility Revenue, (Eastern Long
                           Island Hospital Association Project A), 7.750% due 1/1/22             1,306,483
   1,500,000  NR        Wasco County, OR Solid Waste Disposal Revenue, (Waste
                           Connections Inc. Project), 7.000% due 3/1/12 (b)                      1,588,515
----------------------------------------------------------------------------------------------------------
                                                                                                13,506,221
----------------------------------------------------------------------------------------------------------
Miscellaneous -- 6.7%
   1,500,000  NR        Barona Band of Mission Indians, CA, 8.250% due 1/1/20                    1,618,440
   1,860,000  Aaa*      Broomfield, CO COP, Open Space Park & Recreational
                           Facilites, AMBAC-Insured, 5.500% due 12/1/20                          2,051,525
   1,310,000  BBB       District of Columbia, Tobacco Settlement Financing Corp.,
                           6.250% due 5/15/24 (c)                                                1,251,875
     745,000  A         Illinois Development Finance Authority Revenue,
                           East St. Louis, 6.875% due 11/15/05                                     790,676
     645,000  Ca*       Indianapolis, IN Economic Development Refunding &
                           Improvement Revenue, National Benevolent Association,
                           6.900% due 10/1/04                                                      322,500
   1,690,000  AAA       Monroe, LA Sales & Use Tax Revenue, FGIC-Insured,
                           5.625% due 7/1/25                                                     1,838,534
   1,000,000  NR        Oglala Sioux Tribe, SD Essential Government Revenue,
                           5.500% due 7/1/13                                                     1,022,230
   1,500,000  BBB+      Puerto Rico Housing Bank & Finance Agency,
                           7.500% due 12/1/06                                                    1,635,540
   2,000,000  AA-       Tobacco Settlement Financing Corp., NY, Series C-1,
                           5.500% due 6/1/14                                                     2,161,540
----------------------------------------------------------------------------------------------------------
                                                                                                12,692,860
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                                            2003 Annual Report

================================================================================
Schedule of Investments (continued)                            December 31, 2003
================================================================================

    FACE
   AMOUNT     RATING(a)                       SECURITY                                            VALUE
==========================================================================================================
Pollution Control -- 3.4%
$  2,000,000  Aa3*      Brazos River, TX Harbor Navigation District, Brazoria
                           County, PCR, (BASF Corp. Project), 6.750% due 2/1/10               $  2,377,860
   1,000,000  AAA       Monroe County, MI PCR, (Detroit Edison Co. Project), Series A,
                           AMBAC-Insured, 6.350% due 12/1/04 (b)                                 1,043,960
   2,000,000  Baa3*     Ohio State Air Quality Development Authority Revenue,
                           Pollution Control, (Cleveland Electric Illuminating Co.
                           Project), 6.000% due 12/1/13                                          2,069,960
   1,000,000  BB+       Warren, AR Solid Waste Disposal Revenue, (Potlatch Corp.
                           Project), 7.000% due 4/1/12                                           1,032,650
----------------------------------------------------------------------------------------------------------
                                                                                                 6,524,430
----------------------------------------------------------------------------------------------------------
Public Facilities -- 1.3%
                        De Kalb County, IN Industrial Redevelopment Authority
                           Revenue, (Mini-Mill Local Public Improvement
                           Project), Series A:
   1,000,000  A-              6.250% due 1/15/08 (c)                                             1,063,770
   1,350,000  A-              6.250% due 1/15/09 (c)                                             1,432,080
----------------------------------------------------------------------------------------------------------
                                                                                                 2,495,850
----------------------------------------------------------------------------------------------------------
Transportation -- 10.2%
   2,000,000  AAA       Atlanta, GA Metropolitan Rapid Transit Authority, Sales Tax
                           Revenue, Series E, 7.000% due 7/1/11 (c)+                             2,448,360
   1,500,000  AAA       Chicago, IL O'Hare International Airport Revenue, Lien A-2,
                           5.750% due 1/1/19 (c)                                                 1,654,560
   1,855,000  A         Connecticut State Special Obligation, Parking Revenue,
                           Bradley International Airport, Series A, ACA-Insured,
                           6.375% due 7/1/12 (b)(c)                                              2,045,063
   1,500,000  AAA       Connecticut State Special Tax Obligation Revenue,
                           FSA-Insured, FLAIRS, 9.576% due 10/1/09 (c)(d)                        1,899,900
   5,000,000  B-        Connector 2000 Association, SC Toll Road Revenue,
                           Capital Appreciation, Series B, zero coupon due 1/1/15                  910,600
   2,000,000  AAA       Dallas, TX Area Rapid Transit Sales Tax Revenue, Sr. Lien,
                           AMBAC-Insured, 5.375% due 12/1/16 (c)                                 2,217,540
   1,500,000  CCC       Dallas/Fort Worth, TX International Airport Facility,
                           Improvement Corp. Revenue Refunding, American
                           Airlines Inc., Series C, 6.150% due 5/1/29,
                           mandatory tender 11/1/07 (b)(c)                                       1,195,845
   1,855,000  AAA       Delaware River Port Authority of Pennsylvania & New Jersey,
                           FSA-Insured, FLAIRS, 9.775% due 1/1/10 (c)(d)                         2,348,727
   1,000,000  Aaa*      Harrisburg, PA Parking Authority, Parking Revenue,
                           FSA-Insured, 5.500% due 5/15/20                                       1,103,390
     250,000  AAA       Lee County, FL Southwest Florida Regional Airport Revenue,
                           MBIA-Insured, 8.625% due 10/1/09+                                       301,307
     290,000  AAA       Metropolitan Nashville, TN Airport Authority Tennessee Airport
                           Revenue, MBIA-Insured, 7.500% due 7/1/05 (c)+                           306,054
   4,595,000  BBB-++    Pocahontas Parkway Association, VA Toll Road Revenue,
                           Capital Appreciation, Series B, zero coupon due 8/15/19               1,387,690
     170,000  AAA       San Francisco, CA Airport Improvement Corp. Lease Revenue,
                           United Airlines Inc., 8.000% due 7/1/13+                                213,569

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  13

================================================================================
Schedule of Investments (continued)                            December 31, 2003
================================================================================

    FACE
   AMOUNT     RATING(a)                       SECURITY                                            VALUE
==========================================================================================================
Transportation -- 10.2% (continued)
$    595,000  NR        Sanford, FL Airport Authority IDR, (Central Florida
                           Terminals Inc. Project A), 7.500% due 5/1/06 (b)(c)                $    541,515
                        Tulsa, OK Municipal Airport Revenue Refunding,
                           American Airlines, Series B:
     500,000  B-              6.000% due 6/1/35, mandatory tender 12/1/08 (b)                      426,590
     500,000  B-              5.650% due 12/1/35, mandatory tender 12/1/08 (b)                     426,625
----------------------------------------------------------------------------------------------------------
                                                                                                19,427,335
----------------------------------------------------------------------------------------------------------
Utilities -- 4.1%
   1,000,000  A3*       Burlington, KS Environmental Improvement Revenue,
                           (Kansas City Power & Light Project), 4.750% due 9/1/15                1,068,310
   2,000,000  AAA       Energy Northwest Washington Electric Revenue, (Project
                           No. 3), Series A, FSA-Insured, 5.500% due 7/1/18 (c)                  2,197,760
     500,000  A         Georgia Municipal Electric Authority, Power System Revenue,
                           Series X, 6.500% due 1/1/12                                             588,780
   1,000,000  AAA       Griffin, GA Combined Public Utility Revenue, AMBAC-Insured,
                           5.000% due 1/1/21                                                     1,057,180
   1,000,000  BBB+++     North Carolina Eastern Municipal Power Agency, Power
                           System Revenue, Series D, 6.450% due 1/1/14+                          1,133,170
   1,355,000  AAA       North Carolina Municipal Power Agency No. 1, Catawba
                           Electricity Revenue, 10.500% due 1/1/10                               1,735,999
----------------------------------------------------------------------------------------------------------
                                                                                                 7,781,199
----------------------------------------------------------------------------------------------------------
Water and Sewer -- 13.4%
   1,045,000  AAA       Boston, MA Water & Sewer Community Revenue,
                           (Escrowed to maturity with state and local government
                           securities), 10.875% due 1/1/09                                       1,283,584
   1,445,000  AA-       Charleston, SC Waterworks & Sewer Revenue,
                           5.250% due 1/1/16                                                     1,586,408
   2,000,000  Aaa*      Chicago, IL Metropolitan Water Reclamation District,
                           Capital Improvement, Series A, (Escrowed with state and
                           local government securities to 12/1/12 Call @ 101),
                           5.500% due 12/1/14 (c)                                                2,350,220
   1,370,000  AAA       Cleveland, OH Waterworks Revenue, Series K, FGIC-Insured,
                           5.250% due 1/1/21 (c)                                                 1,474,435
   1,000,000  AAA       El Paso, TX Water and Sewer Revenue Refunding and
                           Improvement, Series A, FSA-Insured, 6.000% due 3/1/15 (c)             1,189,210
   2,000,000  AA+++     Fort Worth, TX Water and Sewer Revenue,
                           5.625% due 2/15/17 (c)                                                2,254,060
   1,000,000  AAA       Gainesville, GA Water & Sewer Revenue, FSA-Insured,
                           5.375% due 11/15/20 (c)                                               1,084,170
     660,000  AAA       Jackson, TN Water and Sewer Revenue, 7.200% due 7/1/12+                    786,812
                        Ohio State Water Development Authority Revenue:
   2,660,000  AAA          9.375% due 12/1/10 (g)+                                               3,266,799
     465,000  AAA          Safe Water, Series III, 9.000% due 12/1/10+                             550,825
   2,000,000  AAA       Philadelphia, PA Water & Wastewater Revenue, Series B,
                           FGIC-Insured, 5.250% due 11/1/14                                      2,253,820
   2,750,000  AAA       Phoeniz, AZ Water Revenue, FGIC-Insured, 5.500% due 7/1/14               3,183,565
   1,765,000  AAA       Pueblo, CO Bridge Waterworks, Water Revenue Improvement,
                           Series A, FSA-Insured, 6.000% due 11/1/14                             2,086,883

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                                            2003 Annual Report

================================================================================
Schedule of Investments (continued)                            December 31, 2003
================================================================================

    FACE
   AMOUNT     RATING(a)                       SECURITY                                            VALUE
==========================================================================================================
Water and Sewer -- 13.4% (continued)
$    210,000  AAA       Ringwood Borough, NJ Sewer Authority Special Obligation,
                           9.875% due 7/1/13+                                                 $    277,460
                        Spanish Fork City, UT Water Revenue, FSA Insured:
     350,000  Aaa*         Call 6/1/12 @ 100, 5.500% due 6/1/16 (e)                                408,608
   1,135,000  Aaa*         Unrefunded, 5.500% due 6/1/16                                         1,275,252
----------------------------------------------------------------------------------------------------------
                                                                                                25,312,111
----------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100.0%
                        (Cost -- $181,387,724**)                                              $189,663,093
==========================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service and those identified by a double dagger (++), are rated by Fitch Ratings.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c)   All or a portion of this security is segregated for open futures contracts.
(d) Inverse floating rate security -- coupon varies inversely with level of short-term tax-exempt interest rates.
(e) Pre-Refunded bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(f)   Security is currently in default.
(g) All or a portion of this security is held as collateral for open futures contracts.
+ Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
**    Aggregate cost for Federal income tax purposes is $181,111,888.

      See pages 16 and 17 for definitions of ratings and certain abbreviations.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  15

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA        -- Bonds rated "AAA" have the highest rating assigned by Standard &
              Poor's. Capacity to pay interest and repay principal is extremely strong.
AA         -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A          -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic
              conditions than debt in higher rated categories.
BBB        -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B      -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on
CCC and CC    balance, as predominantly speculative and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa        -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa         -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A          -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa        -- Bonds rated "Baa" are considered as medium grade obligations,
              i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba         -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B          -- Bonds rated "B" generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
Caa        -- Bonds rated "Caa" are of poor standing. These issues may be in default, or there may be present elements of danger with respect to principal or interest.


--------------------------------------------------------------------------------
16                                                            2003 Annual Report

================================================================================
Bond Ratings (unaudited) (continued)
================================================================================

Ca         -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C          -- Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings ("Fitch") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major ratings categories.

AA         -- Bonds rated "AA" are considered to be investment-grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong.
A          -- Bonds and preferred stock considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.
BBB        -- Bonds rated "BBB" are considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.
NR         -- Indicates that the bond is not rated by Standard & Poor's,
              Moody's or Fitch.

================================================================================
Short-Term Security Ratings (unaudited)
================================================================================

SP-1       -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1        -- Standard & Poor's highest commercial paper and variable-rate demand obligation ("VRDO") rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1     -- Moody's highest rating for issues having a demand feature -- VRDO.

================================================================================
Abbreviations* (unaudited)
================================================================================

ACA        -- American Capital Assurance
AMBAC      -- American Municipal Bond Assurance Corporation
CGIC       -- Capital Guaranty Insurance Company
CONNIE LEE -- College Construction Loan Insurance Association
COP        -- Certificate of Participation
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FHLB       -- Federal Home Loan Bank
FHLMC      -- Federal Home Loan Mortgage Corporation
FLAIRS     -- Floating Adjustable Interest Rate Securities
FNMA       -- Federal National Mortgage Association
FSA        -- Financial Security Assurance
GIC        -- Guaranteed Investment Contract
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HFA        -- Housing Finance Authority
IDA        -- Industrial Development Agency
IDR        -- Industrial Development Revenue
INDLC      -- Industrial Indemnity Company
ISD        -- Independent School District
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors Assurance Corporation
PCFA       -- Pollution Control Financing Authority
PCR        -- Pollution Control Revenue
PSFG       -- Permanent School Fund Guaranty
RIBS       -- Residual Interest Bonds
VRDD       -- Variable Rate Daily Demand

--------------
* Abbreviations may or may not appear in the schedule of investments.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  17

================================================================================
Statement of Assets and Liabilities                            December 31, 2003
================================================================================

ASSETS:
    Investments, at value (Cost -- $181,387,724)                             $ 189,663,093
    Cash                                                                            23,915
    Interest receivable                                                          3,402,423
    Receivable for securities sold                                                 821,444
    Prepaid assets                                                                   7,877
-------------------------------------------------------------------------------------------
    Total Assets                                                               193,918,752
-------------------------------------------------------------------------------------------
LIABILITIES:
    Management fee payable                                                          98,624
    Payable to broker -- variation margin                                           56,250
    Distributions payable to Municipal Auction Rate
      Cumulative Preferred Stockholders                                              3,170
    Accrued expenses                                                                80,542
-------------------------------------------------------------------------------------------
    Total Liabilities                                                              238,586
-------------------------------------------------------------------------------------------
Series M Municipal Auction Rate Cumulative Preferred Stock
    (2,000 shares authorized and issued at $25,000 per share) (Note 6)          50,000,000
-------------------------------------------------------------------------------------------
Total Net Assets                                                             $ 143,680,166
-------------------------------------------------------------------------------------------
NET ASSETS:
    Par value of capital shares                                              $      14,005
    Capital paid in excess of par value                                        141,233,797
    Undistributed net investment income                                          1,284,893
    Accumulated net realized loss from investment transactions and
      futures contracts                                                         (6,285,710)
    Net unrealized appreciation of investments and futures contracts             7,433,181
-------------------------------------------------------------------------------------------
Total Net Assets
    (Equivalent to $10.26 per share on 14,004,750 capital shares of
    $0.001 par value outstanding; 100,000,000 capital shares authorized)     $ 143,680,166
-------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                                            2003 Annual Report

================================================================================
Statement of Operations                     For the Year Ended December 31, 2003
================================================================================

INVESTMENT INCOME:
    Interest                                                       $ 10,936,074
--------------------------------------------------------------------------------
EXPENSES:
    Management fee (Note 3)                                           1,160,750
    Auction participation fees (Note 6)                                 125,095
    Audit and legal                                                      87,000
    Shareholder servicing fees                                           60,460
    Custody                                                              30,846
    Shareholder communications                                           22,432
    Rating agency fees                                                   16,500
    Stock exchange listing fees                                          13,612
    Auction agency fees                                                   8,000
    Directors' fees                                                       4,905
    Other                                                                 4,581
--------------------------------------------------------------------------------
    Total Expenses                                                    1,534,181
--------------------------------------------------------------------------------
Net Investment Income                                                 9,401,893
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 4 AND 5):
    Realized Loss From:
      Investment transactions                                          (429,714)
      Futures contracts                                                 (32,906)
--------------------------------------------------------------------------------
    Net Realized Loss                                                  (462,620)
--------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation of Investments
    and Futures Contracts:
      Beginning of year                                               7,503,524
      End of year                                                     7,433,181
--------------------------------------------------------------------------------
    Decrease in Net Unrealized Appreciation                             (70,343)
--------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                          (532,963)
--------------------------------------------------------------------------------
Distributions Paid to Municipal Auction Rate Cumulative Preferred
    Stockholders From Net Investment Income                            (501,981)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  8,366,949
================================================================================


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  19

================================================================================
Statements of Changes in Net Assets
================================================================================

                                                                        For the Years
                                                                      Ended December 31,
                                                                     2003             2002
====================================================================================================
OPERATIONS:
   Net investment income                                             $   9,401,893    $   9,469,970
   Net realized loss                                                      (462,620)      (3,311,384)
   Increase (decrease) in net unrealized appreciation                      (70,343)       4,296,851
   Dividends paid to Municipal Auction Rate Cumulative
     Preferred Stockholders from net investment income                    (501,981)        (664,828)
----------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                                8,366,949        9,790,609
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID TO COMMON STOCK
SHAREHOLDERS FROM (NOTE 2):
   Net investment income                                                (8,570,907)      (8,087,762)
----------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions
     Paid to Common Stock Shareholders                                  (8,570,907)      (8,087,762)
----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS:
   Underwriting commissions and expenses from the issuance of
     Municipal Auction Rate Cumulative Preferred Stock (Note 6)                 --         (778,731)
----------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share Transactions                          --         (778,731)
----------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                         (203,958)         924,116

NET ASSETS:
   Beginning of year                                                   143,884,124      142,960,008
----------------------------------------------------------------------------------------------------
   End of year*                                                      $ 143,680,166    $ 143,884,124
====================================================================================================
* Includes undistributed net investment income of:                   $   1,284,893    $     959,915
====================================================================================================


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                                            2003 Annual Report

================================================================================
Notes to Financial Statements
================================================================================

1.    Significant Accounting Policies

The Intermediate Muni Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on trade date;(b) securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock based on net investment income. The holders of the Municipal Auction Rate Cumulative Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of funds legally available to shareholders; (h) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2003, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the net asset value of the Fund's Common Stock is determined by dividing the value of the net assets available to Common Stock by the total number of shares of common stock outstanding. For the purpose of determining the net asset value per share of the common stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less
(1) the Fund's liabilities, (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Municipal Auction Rate Cumulative Preferred Stock and (3) accumulated and unpaid dividends on the outstanding Municipal Auction Rate Cumulative Preferred Stock issue; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets result-


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  21

================================================================================
Notes to Financial Statements (continued)
================================================================================

ing from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.    Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3.    Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. As compensation for its services, the Fund pays SBFM a management fee calculated at an annual rate of 0.60% of the Fund's average daily net assets. For purposes of calculating the management fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

4.    Investments

During the year ended December 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

================================================================================
Purchases                                                           $40,258,291
--------------------------------------------------------------------------------
Sales                                                                40,889,194
================================================================================

At December 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                       $11,359,098
Gross unrealized depreciation                                        (2,807,893)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 8,551,205
================================================================================


--------------------------------------------------------------------------------
22                                                            2003 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

5.    Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

At December 31, 2003, the Fund had the following open futures contracts:

                              Number of                       Basis          Market        Unrealized
                              Contracts      Expiration       Value          Value            Loss
======================================================================================================
Contracts to Sell:
U.S. 10 Year Treasury Note       450            3/04       $48,348,437     $49,190,625      $(842,188)
======================================================================================================

6.    Municipal Auction Rate Cumulative Preferred Stock

On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal Auction Rate Cumulative Preferred Stock ("ARCPS"). The underwriting discount of $500,000 and offering expenses of $278,731 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of common stock for the year ended December 31, 2002. The ARCPS' dividends are cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rates ranged from 0.61% to 1.30% during the year ended December 31, 2003. At December 31, 2003, the dividend rate was 1.05%.

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  23

================================================================================
Notes to Financial Statements (continued)
================================================================================

Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund's ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. ("CGM") (formerly known as Salomon Smith Barney Inc.), another indirect wholly-owned subsidiary of Citigroup, also currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the year ended December 31, 2003, CGM earned $125,095 as a participating broker/dealer.

7.    Capital Loss Carryforward

At December 31, 2003, the Fund had, for Federal income tax purposes, approximately $7,064,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on December 31 of the year indicated:

                           2006       2007        2008        2010        2011
================================================================================
Carryforward Amounts     $38,000   $1,896,000   $514,000   $4,047,000   $569,000
================================================================================

8.    Income Tax Information and Distributions to Shareholders

The tax basis components of distributable earnings at December 31 were:

                                                    2003                2002
================================================================================
Undistributed tax-exempt income                 $   950,395         $   708,351
--------------------------------------------------------------------------------
Accumulated capital losses                       (7,064,168)         (6,494,699)
--------------------------------------------------------------------------------
Unrealized appreciation                           8,551,205           8,428,521
================================================================================

At December 31, 2003 and 2002, the differences between book basis and tax basis unrealized appreciation and depreciation were attributable primarily to wash sale loss deferrals, the treatment of accretion of discounts and amortization of premiums and mark to market of derivative contracts.

The tax character of distributions paid during the year ended December 31 was:


                                                   2003                2002
================================================================================
Tax-exempt income                               $ 9,072,888         $ 8,738,103
Ordinary income                                          --              14,487
--------------------------------------------------------------------------------
Total                                           $ 9,072,888         $ 8,752,590
================================================================================


--------------------------------------------------------------------------------
24                                                            2003 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

9.    Additional Information

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

The Fund's transfer agent is PFPC Inc., which is not affiliated with CAM.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  25

================================================================================
Financial Highlights
================================================================================

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                                          2003         2002         2001         2000         1999
======================================================================================================================
Net Asset Value, Beginning of Year                     $    10.27   $    10.21   $    10.20   $     9.89   $    10.61
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(1)                                  0.68         0.68         0.56         0.55         0.53
   Net realized and unrealized gain (loss)(1)               (0.03)        0.07           --         0.28        (0.71)
   Dividends paid to Municipal Auction
   Rate Cumulative Preferred Stockholders
   from net investment income                               (0.05)       (0.05)          --           --           --
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                          0.60         0.70         0.56         0.83        (0.18)
----------------------------------------------------------------------------------------------------------------------
Gains From Repurchase of Treasury Stock                        --           --         0.00*        0.02           --
----------------------------------------------------------------------------------------------------------------------
Underwriting Commissions and Expenses
  from the Issuance of Municipal Auction
  Rate Cumulative Preferred Stock                              --        (0.06)          --           --           --
----------------------------------------------------------------------------------------------------------------------
Distributions Paid To Common
Stock Shareholders From:
  Net investment income                                     (0.61)       (0.58)       (0.55)       (0.54)       (0.53)
  Net realized gains                                           --           --           --           --        (0.01)
----------------------------------------------------------------------------------------------------------------------
Total Distributions Paid to
  Common Stock Shareholders                                 (0.61)       (0.58)       (0.55)       (0.54)       (0.54)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                           $    10.26   $    10.27   $    10.21   $    10.20   $     9.89
----------------------------------------------------------------------------------------------------------------------
Total Return, Based on Market Price(2)                      13.33%        4.03%       17.17%       11.90%      (17.10)%
----------------------------------------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value(2)                    6.22%        6.73%        6.01%        9.68%       (1.39)%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                     $      144    $     144   $      143   $      143   $       83
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets Based on
Common Shares Outstanding(3):
  Expenses                                                   1.07%        1.08%        0.80%        0.78%        0.77%
  Net investment income(1)                                   6.55         6.59         5.35         5.47         5.17
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                        21%          49%          36%          45%          54%
----------------------------------------------------------------------------------------------------------------------
Market Price, End of Year                              $    10.19   $     9.56   $     9.75   $     8.81   $    8.375
======================================================================================================================


--------------------------------------------------------------------------------
26                                                            2003 Annual Report

================================================================================
Financial Highlights (continued)
================================================================================

                                          2003      2002         2001      2000       1999
==========================================================================================
Municipal Auction Rate
Cumulative Preferred Stock(4):
  Total Amount Outstanding (000s)       $50,000   $50,000         --        --         --
  Asset Coverage Per Share               96,840    96,942         --        --         --
  Involuntary Liquidating
    Preference Per Share(5)              25,000    25,000         --        --         --
  Average Market Value Per Share(5)      25,000    25,000         --        --         --
==========================================================================================

(1) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 5.31%. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain was less than $0.01 per share.
(2) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(3) Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(4) On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal Auction Rate Cumulative Preferred Stock at $25,000 a share.
(5)   Excludes accumulated and unpaid dividends.
*     Amount represents less than $0.01 per share.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  27

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors
of Intermediate Muni Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Intermediate Muni Fund, Inc. ("Fund") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and broker. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                                    /s/ KPMG LLP


New York, New York
February 13, 2004


--------------------------------------------------------------------------------
28                                                            2003 Annual Report

================================================================================
Financial Data (unaudited)
================================================================================

For a share of capital stock outstanding throughout each period:

                    AMEX             Net Asset        Dividends     Reinvestment
Period          Closing Price*         Value*           Paid           Price
================================================================================
  2002
January            $ 9.70              $10.21          $0.046         $ 9.67
February             9.69               10.29           0.046           9.67
March                9.50               10.02           0.046           9.52
April                9.59               10.16           0.048           9.58
May                  9.70               10.18           0.048           9.75
June                 9.87               10.27           0.048           9.95
July                 9.90               10.37           0.048           9.92
August              10.05               10.44           0.048          10.07
September           10.09               10.57           0.048          10.11
October              9.75               10.24           0.051           9.50
November             9.42               10.16           0.051           9.57
December             9.56               10.27           0.051           9.48

  2003
January              9.45               10.18           0.051           9.47
February             9.47               10.25           0.051           9.60
March                9.48               10.19           0.051           9.53
April                9.75               10.24           0.051          10.01
May                 10.09               10.40           0.051          10.01
June                 9.98               10.31           0.051          10.03
July                 9.61               10.12           0.051          10.12
August              10.02               10.09           0.051          10.01
September           10.15               10.24           0.051          10.19
October             10.22               10.21           0.051          10.25
November            10.39               10.28           0.051          10.32
December            10.19               10.26           0.051          10.31
================================================================================
*     On the last business day of the month.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  29

================================================================================
Additional Information (unaudited)
================================================================================

Information about Directors and Officers

The business and affairs of the Intermediate Muni Fund, Inc. ("Fund") are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund's transfer agent (PFPC Inc. at 1-800-331-1710).

                                                                                               Number of
                                                     Term of                                   Portfolios
                                                     Office*              Principal             in Fund
                                     Position(s)    and Length          Occupation(s)           Complex          Other Board
                                      Held with      of Time             During Past            Overseen         Memberships
Name, Address and Age                   Fund          Served             Five Years            by Director     Held by Director
-------------------------------------------------------------------------------------------------------------------------------
Non-Interested Directors:

Lee Abraham                           Director        Since      Former Director                   27                None
13732 LeHavre Drive                                   1999       of Signet Group PLC
Frenchman's Creek
Palm Beach Gardens, FL 33410
Age 76

Allan J. Bloostein                    Director        Since      President of Allan                34             Taubman
27 West 67th Street                                   1999       Bloostein Associates, a                          Realty Corp.
New York, NY 10023                                               consulting firm;
Age 74                                                           former Director of
                                                                 CVS Corp.

Jane F.  Dasher                       Director        Since      Controller of PBK                 27                None
Korsant Partners                                      1999       Holdings Inc., a family
283 Greenwich Avenue                                             investment company
3rd Floor
Greenwich, CT 06830
Age 54

Donald R. Foley                       Director        Since      Retired                           27                None
3668 Freshwater Drive                                 1992
Jupiter, FL 33477
Age 81

Richard E. Hanson,  Jr.               Director        Since      Retired; Former Head of           27                None
2751 Vermont Route 140                                1999       the New Atlanta Jewish
Poultney, VT 05764                                               Community High School
Age 62

Paul Hardin                           Director        Since      Professor of Law &                34                None
12083 Morehead                                        1994       Chancellor Emeritus at
Chapel Hill, NC 27514-8426                                       the University of
Age 72                                                           North Carolina

Roderick C. Rasmussen                 Director        Since      Investment Counselor              27                None
9 Cadence Court                                       1992
Morristown, NJ 07960
Age 77

John P. Toolan                        Director        Since      Retired                           27             John Hancock
13 Chadwell Place                                     1992                                                        Funds
Morristown, NJ 07960
Age 73

--------------------------------------------------------------------------------
30                                                            2003 Annual Report

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                               Number of
                                                     Term of                                   Portfolios
                                                     Office*              Principal             in Fund
                                     Position(s)    and Length          Occupation(s)           Complex          Other Board
                                      Held with      of Time             During Past            Overseen         Memberships
Name, Address and Age                   Fund          Served             Five Years            by Director     Held by Director
-------------------------------------------------------------------------------------------------------------------------------
Interested Director:

R. Jay Gerken, CFA**                  Chairman,       Since      Managing Director of              221               None
Citigroup Asset Management            President       2002       Citigroup Global Markets
("CAM")                               and Chief                  Inc. ("CGM"); Chairman,
399 Park Avenue                       Executive                  President and Chief
4th Floor                             Officer                    Executive Officer of Smith
New York, NY 10022                                               Barney Fund Management
Age 52                                                           LLC ("SBFM"), Travelers
                                                                 Investment Adviser, Inc.
                                                                 ("TIA") and Citi Fund
                                                                 Management, Inc. ("CFM");
                                                                 President and Chief Executive
                                                                 Officer of certain mutual funds
                                                                 associated with Citigroup Inc.
                                                                 ("Citigroup"); Formerly
                                                                 Portfolio Manager of Smith
                                                                 Barney Allocation Series Inc.
                                                                 (from 1996 to 2001) and Smith
                                                                 Barrney Growth and Income
                                                                 Fund (from 1996 to 2000)

Officers:
Andrew B. Shoup                       Senior Vice     Since      Director of CAM; Senior           N/A                N/A
CAM                                   President       2003       Vice President and Chief
125 Broad Street                      and Chief                  Administrative Officer of
10th Floor                            Administrative             mutual funds associated
New York, NY 10004                    Officer                    with Citigroup; Treasurer of
Age 47                                                           certain mutual funds associated
                                                                 with Citigroup; Head of
                                                                 International Funds
                                                                 Administration of CAM (from
                                                                 2001 to 2003); Director of
                                                                 Global Funds Administration
                                                                 of CAM (from 2000 to 2001);
                                                                 Head of U.S. Citibank Funds
                                                                 Administration of CAM (from
                                                                 1998 to 2000)

Richard L. Peteka                     Chief           Since      Director of CGM; Chief            N/A                 N/A
CAM                                   Financial       2002       Financial Officer and
125 Broad Street                      Officer and                Treasurer of certain mutual
11th Floor                            Treasurer                  funds associated with
New York, NY 10004                                               Citigroup; Director and
Age 42                                                           Head of Internal Control for
                                                                 CAM U.S. Mutual Fund
                                                                 Administration (from
                                                                 1999 to 2002); Vice President,
                                                                 Head of Mutual Fund
                                                                 Administration and
                                                                 Treasurer at Oppenheimer
                                                                 Capital (from 1996 to 1999)


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  31

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                               Number of
                                                     Term of                                   Portfolios
                                                     Office*              Principal             in Fund
                                     Position(s)    and Length          Occupation(s)           Complex          Other Board
                                      Held with      of Time             During Past            Overseen         Memberships
Name, Address and Age                   Fund          Served             Five Years            by Director     Held by Director
-------------------------------------------------------------------------------------------------------------------------------
Peter M. Coffey                       Vice            Since      Managing Director of              N/A                N/A
CAM                                   President       1992       CGM; Investment
399 Park Avenue                                                  Officer of SBFM
4th Floor
New York, NY 10022
Age 58

Kaprel Ozsolak                        Controller      Since      Vice President of CGM;            N/A                N/A
CAM                                                   2002       Controller of certain
125 Broad Street                                                 mutual funds associated
11th Floor                                                       with Citigroup
New York, NY 10004
Age 38

Robert I. Frenkel                     Secretary       Since      Managing Director and             N/A                N/A
CAM                                   and Chief       2003       General Counsel of Global
300 First Stamford Place              Legal Officer              Mutual Funds for CAM and
4th Floor                                                        its predecessor (since 1994);
Stamford, CT 06902                                               Secretary of CFM; Secretary
Age 48                                                           and Chief Legal Officer of
                                                                 mutual funds associated with
                                                                 Citigoup

---------
* Each Director and Officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.


--------------------------------------------------------------------------------
32                                                            2003 Annual Report

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes, the Fund hereby designates for the fiscal year ended December 31, 2003:

      o 100% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  33

================================================================================
Dividend Reinvestment Plan (unaudited)
================================================================================

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by PFPC Inc. ("PFPC"), as purchasing agent under the plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

The number of shares of common stock distributed to participants in the plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), PFPC will buy common stock in the open market, on the AMEX or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event


--------------------------------------------------------------------------------
34                                                            2003 Annual Report

================================================================================
Dividend Reinvestment Plan (unaudited) (continued)
================================================================================

shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by PFPC in uncertificated form in the name of the plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the fund. No brokerage charges apply with respect to shares of common stock issued directly by the fund under the Plan. Each plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The plan also may be amended or terminated by PFPC, with the fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                           --------------------------

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-451-2010 and by visiting the SEC's web site at www.sec.gov.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  35

                     (This page intentionally left blank.)

--------------------------------------------------------------------------------
Intermediate
Muni Fund, Inc.
--------------------------------------------------------------------------------

DIRECTORS

Lee Abraham
Alan J. Bloostein
Jane F. Dasher
Donald R. Foley
R. Jay Gerken, CFA
  Chairman
Richard E. Hanson, Jr.
Paul Hardin
Roderick C. Rasmussen
John P. Toolan

OFFICERS

R. Jay Gerken, CFA
President and Chief
Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Peter M. Coffey
Vice President

Kaprel Ozsolak
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

SBI

Listed on the American
Stock Exchange

INVESTMENT MANAGER

Smith Barney Fund Management LLC

CUSTODIAN

State Street Bank and Trust Company

SHAREHOLDER
SERVICING AGENT

PFPC Inc.
P.O. Box 8030
Boston, Massachusetts 02266-8030


This report is intended only for the shareholders of Intermediate Muni Fund, Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

INTERMEDIATE
MUNI FUND, INC.

125 Broad Street
10th Floor, MF-2
New York, New York 10004

FD1067  2/04
04-6110

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the registrant has determined that Jane F. Dasher, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Ms. Dasher as the Audit Committee's financial expert. Ms. Dasher is an "independent" Director pursuant to paragraph (a)(2) of
         Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Audit Fees for Intermediate Muni Fund, Inc. were $15,000 and $15,000 for the years ended 12/31/03 and 12/31/02.

         (b) Audit-Related Fees for Intermediate Muni Fund, Inc. were $12,500 and $7,000 for the years ended 12/31/03 and 12/31/02. These amounts represent procedures performed and prepared for agreed upon procedures letter in accordance with the terms of the Supplementary Articles.

         (c) Tax Fees for Intermediate Muni Fund, Inc. were $2,100 and $2,000 for the years ended 12/31/03 and 12/31/02. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Intermediate Muni Fund, Inc.

         (d) There were no all other fees for Intermediate Muni Fund, Inc. for the years ended 12/31/03 and 12/31/02.

         (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

               The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

               The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

               Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee;
               (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

         (f)   N/A

         (g) Non-audit fees billed - $100,000 and $1.2 million for the years ended 12/31/2003 and 12/31/2002.

         (h) Yes. Intermediate Muni Fund, Inc.'s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to Intermediate Muni Fund, Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

         In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

         In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

         In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

         CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

         If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
               Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)   Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (b)   Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Intermediate Muni Fund, Inc.


By:   /s/ R. Jay Gerken
      R. Jay Gerken
      Chief Executive Officer of
      Intermediate Muni Fund, Inc.

Date: March 11, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ R. Jay Gerken
      (R. Jay Gerken)
      Chief Executive Officer of
      Intermediate Muni Fund, Inc.

Date: March 11, 2004


By:   /s/ Richard L. Peteka
      Richard L. Peteka
      Chief Financial Officer of
      Intermediate Muni Fund, Inc.

Date: March 11, 2004